SUPPLEMENT DATED DECEMBER 30, 1998
                       TO THE PROSPECTUS DATED MAY 1, 1998
                                       OF
                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

I.   TEMPLETON ASSET ALLOCATION FUND

     a) The section "Portfolio Management - Templeton Asset Allocation Fund," with the exception of the first two paragraphs, is revised to read as follows:

         The following persons are primarily responsible for the day-to-day management of the Fund's portfolio.

         GARY CLEMONS, SENIOR VICE PRESIDENT, TEMPLETON INVESTMENT COUNSEL, INC. Mr. Clemons holds a Bachelor of Science degree from the University of Nevada at Reno and a Master of Business Administration degree from the University of Wisconsin at Madison. He has been with the Franklin Templeton Group since 1990 and has managed the equity portion of the Fund's portfolio since 1995.

         PETER NORI, Vice PRESIDENT, TEMPLETON INVESTMENT COUNSEL, INC.
         Mr. Nori holds both a Master of Business Administration degree and a Bachelor of Science degree with emphasis in finance from the University of San Francisco. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. After completing the Franklin management training program, Mr. Nori joined Franklin portfolio research in 1990 as an equity analyst. In 1994, Mr. Nori joined the Templeton organization. He has managed the equity portion of the Fund's portfolio since 1996.

         WILLIAM T. HOWARD, JR., SENIOR VICE PRESIDENT, TEMPLETON INVESTMENT COUNSEL, INC.
         Mr. Howard holds a Master of Business Administration degree from Emory University and a Bachelor of Arts degree from Rhodes College. He is a Chartered Financial Analyst and a member of the Financial Analysts Society. Before joining the Templeton Group in 1993, Mr. Howard was the international portfolio manager and analyst with the State of Tennessee Consolidated Retirement System. He has managed the equity portion of the Fund's portfolio since 1996.

         THOMAS J. DICKSON, PORTFOLIO MANAGER, TEMPLETON GLOBAL BOND MANAGERS, A DIVISION OF TICI
         Mr. Dickson received his Bachelor of Science degree in Managerial Economics from the University of California at Davis. Mr. Dickson joined the Franklin Templeton Group in 1992, and has managed the fixed income portion of the Fund's portfolio since November 1998.

         NEIL S. DEVLIN, CHIEF INVESTMENT OFFICER AND EXECUTIVE VICE PRESIDENT, TEMPLETON GLOBAL BOND MANAGERS, A DIVISION OF TICI
         Mr. Devlin holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University and is a Chartered Financial Analyst. He joined the Franklin Templeton Group in 1987 and has managed the fixed income portion of the Fund's portfolio since 1995.

II.   TEMPLETON INTERNATIONAL FUND

     a) The section "Portfolio Management - Templeton International Fund," with the exception of the first two paragraphs, is revised to read as follows:

         The following persons are primarily responsible for the day-to-day management of the Fund's portfolio.

         PETER NORI, VICE PRESIDENT TEMPLETON INVESTMENT COUNSEL, INC.
         Mr. Nori holds both a Master of Business Administration degree and a Bachelor of Science degree with emphasis in finance from the University of San Francisco. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. After completing the Franklin management training program, Mr. Nori joined Franklin portfolio research in 1990 as an equity analyst. In 1994, Mr. Nori joined the Templeton organization. He has managed the Fund since 1996.

PAGE


         GARY MOTYL, EXECUTIVE VICE PRESIDENT AND DIRECTOR TEMPLETON INVESTMENT COUNSEL, INC.
         Mr. Motyl holds a Bachelor of Science degree in Finance from Lehigh University and a Master of Business Administration degree from Pace University and is a Chartered Financial Analyst. Mr. Motyl has been a security analyst and portfolio manager with TICI since 1981. He has managed the Fund since 1995.

         HEIDI S. ANDERSEN, VICE PRESIDENT TEMPLETON INVESTMENT COUNSEL, INC. Ms. Andersen holds a Bachelor of Arts degree in art history from the University of Texas in Austin, and a master of business administration degree with emphasis in finance and international business from The Columbia Graduate School of Business. She is a Chartered Financial Analyst. She has managed the Fund since November 1998.


III.  TEMPLETON BOND FUND

     a) The section "Portfolio Management - Templeton Bond Fund," with the exception of the first paragraph, is revised to read as follows:

         The following persons are primarily responsible for the day-to-day management of the Fund's portfolio.

         THOMAS J. DICKSON, PORTFOLIO MANAGER, TEMPLETON GLOBAL BOND MANAGERS, A DIVISION OF TICI
         Mr. Dickson received his Bachelor of Science degree in Managerial Economics from the University of California at Davis. Mr. Dickson joined the Franklin Templeton Group in 1992, and has managed the Fund since November 1998.

         NEIL S. DEVLIN, CHIEF INVESTMENT OFFICER AND EXECUTIVE VICE PRESIDENT, TEMPLETON GLOBAL BOND MANAGERS, A DIVISION OF TICI
         Mr. Devlin holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University and is a Chartered Financial Analyst. He joined the Franklin Templeton Group in 1987 and has managed the Fund since 1995.

     b) The section "Risk Considerations - Templeton Bond Fund" would be amended by adding the following:

         PROPOSAL TO CHANGE DIVERSIFICATION POLICY. The Trust's Board of Trustees has approved for shareholder consideration a change in the Fund's classification from "diversified" to "non-diversified" under federal securities laws. If this proposal is approved, the Fund could concentrate its investments in a small number of issuers. This flexibility may be important to the Fund's investment strategy since, from time to time, the manager may find that the number of issuers of suitable foreign debt securities is limited and may wish to invest in foreign government securities without regard to securities law diversification limits. The Fund would still be subject to diversification requirements under the federal tax code and the 25% limit on concentration of investments in a single industry. Nevertheless, the Fund's non-diversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the Fund may invest a larger portion of its assets in securities of a small number of issuers.

         Shareholders of record as of the close of business on December 31, 1998 are entitled to vote at the February 16, 1999 shareholder meeting. The proposal would take effect on May 1, 1999 or, if the shareholder meeting is postponed beyond that date, on the date of approval by shareholders. Further information about this and certain other proposals will be set forth in a proxy statement to be furnished to shareholders within a reasonable time before the meeting date.


     PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.